UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

INLAND REAL ESTATE INCOME TRUST, INC.

SUPPLEMENT TO PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held at 10:00 a.m., Central Time, on December 17, 2025

This proxy statement supplement, dated November 19, 2025 (this “Supplement”), supplements the definitive proxy statement on Schedule 14A of Inland Real Estate Income Trust, Inc. (the “Company”), dated September 24, 2025, as supplemented form time to time (the “Proxy Statement”), for the Company’s Annual Meeting of Stockholders to be held on Wednesday, December 17, 2025 (the “Annual Meeting”).

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. EXCEPT AS SPECIFICALLY SUPPLEMENTED BY THE INFORMATION CONTAINED HEREIN, THIS SUPPLEMENT DOES NOT MODIFY ANY OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT.

Annual Meeting Adjournment

On November 19, 2025 at 2:00 p.m., Central Time, the Company convened its Annual Meeting. Although stockholders present in person or represented by proxy constituted a quorum, the meeting was adjourned until December 17, 2025 at 10:00 a.m. Central Time without conducting any business. As previously disclosed, the Company intends to publish an updated estimated net asset value (“NAV”) as of September 30, 2025, on or about December 8, 2025. The meeting was adjourned to provide stockholders an opportunity to review the updated NAV before any proposals to be acted upon at the Annual Meeting are voted upon. The Company intends to file a Current Report on Form 8-K with important information regarding the updated estimated NAV within one business day of the Board’s decision. Information regarding the updated estimated NAV will also be available on the Company’s website at inland-investments.com/inland-income-trust/2025-nav. In addition, printed copies of the Company’s filing on Form 8-K and any related stockholder correspondence will also be made available to any stockholder, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

As noted above, the Annual Meeting will be reconvened on Wednesday, December 17, 2025 to vote upon the proposals set forth in the definitive proxy statement on Schedule 14A filed by the Company with the SEC on September 24, 2025, as supplemented from time to time (the “Proxy Statement”). The close of business on September 23, 2025 will continue to be the record date for determining stockholders entitled to vote. Stockholders may vote in person or by submitting a proxy. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. Proxies previously submitted in respect of the Annual Meeting will be voted at the reconvened Annual Meeting unless properly revoked. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Annual Meeting.

Voting Matters

Please note that any proxy card we delivered has not changed and may still be used to vote your shares in connection with the Annual Meeting. If you have already submitted your vote, you do not need to take any further action. All stockholders of record as of September 23, 2025 should have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions on how to access proxy materials and vote online, or a full set of paper proxy materials, if requested. Proxy materials are available on Inland Income Trust’s website at https://inland-investments.com/inland-income-trust and on the voting website referred to in the Notice. Stockholders may vote in person at the meeting or by proxy: (1) via the Internet; (2) by telephone with a proxy card at (800) 690-6903; or (3) by mail using the proxy card.

There are four items that stockholders are asked to vote on in this year’s proxy statement, including a non-binding advisory resolution concerning executive compensation and the frequency of the “Say on Pay” vote. The Board recommends that stockholders vote “FOR” each proposal and for a frequency of “ONE YEAR” on proposal four. If voting by proxy, please do so as soon as possible to avoid additional Company expenses or meeting delays.